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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 28, 2005
                                                          --------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-15781                 04-3510455
      --------                      ---------               ----------
(State or other jurisdiction of    (Commission             (IRS Employer
       incorporation)              File Number)           Identification No.)

      24 North Street, Pittsfield, Massachusetts             01201
      ------------------------------------------            ------
      (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01   OTHER EVENTS.
            ------------

      Berkshire Hills Bancorp, Inc. announced the preliminary allocation of consideration that stockholders of Woronoco Bancorp, Inc. would receive in the merger after giving effect to elections made by stockholders by the election deadline and the proration and allocation methods in the merger agreement. Based on the current information provided by Berkshire's exchange agent, it is anticipated that:

      o approximately 56.3% of the shares of Woronoco common stock with respect to which a cash election was duly made will, instead, each be converted, at the effective time, into the right to receive one share of Berkshire common stock, and approximately 43.7% of the shares of Woronoco common stock with respect to which a cash election was duly made will each be converted, at the effective time, into the right to receive $36.00 in cash.

      o All shares of Woronoco common stock as to which an election to receive Berkshire common stock was made and all shares of Woronoco common stock as to which no election was properly made, will, at the effective time, be converted into the right to receive one share of Berkshire common stock.

All allocations are subject to the terms and conditions of the merger agreement. These preliminary results are unofficial and are subject to change and final calculation. Woronoco stockholders who did not participate in the election process will be notified of the procedure for such stockholders to submit their Woronoco stock certificates and to receive the merger consideration payable to them.

      The merger, and the receipt of the merger consideration by Woronoco stockholders, is subject to the occurrence of the merger's closing and as of the date hereof all conditions to the closing have not yet occurred.

      The merger is expected to close in the second quarter of 2005.

      Statements contained in this report contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and expectations of management, as well as the assumptions made using information currently available to management. Since these statements reflect the views of management concerning future events, these statements involve risks, uncertainties and assumptions. These risks and uncertainties include among others: changes in market interest rates and general and regional economic conditions; changes in government regulations; changes in accounting principles; and the quality or composition of the loan and investment portfolios and other factors that may be described in the Company's quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30 and in its annual report on Form 10-K, each filed with the Securities and Exchange Commission, which are available at the Securities and Exchange Commission's internet web site (www.sec.gov) and to which reference
                                             -----------
is hereby made. Therefore, actual future results may differ significantly from results discussed in these forward- looking statements.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BERKSHIRE HILLS BANCORP, INC.


Dated: April 28, 2005                   By: /s/ Wayne F. Patenaude
                                            ------------------------------------
                                             Wayne F. Patenaude
                                             Senior Vice President and
                                                Chief Financial Officer